STERLING CAPITAL FOCUS EQUITY ETF

(the “Fund”)

LCG

A series of Northern Lights Fund Trust IV (the “Trust”)

Shares of the Fund are traded on NYSE Arca

Supplement dated July 22, 2024 to the Prospectus of the Fund dated September 28, 2023, as supplemented

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Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to the Fund. This supplement provides certain updated information relating to Sterling Capital’s new parent company, Guardian Capital LLC (“Guardian Capital”).

As announced on February 2, 2024, and as previously disclosed in a supplement to the Fund’s prospectus, summary prospectus and statement of additional information filed on February 29, 2024, Guardian Capital Group Limited (“Guardian”) entered into a unit purchase agreement under which Guardian’s wholly-owned subsidiary, Guardian Capital, would acquire 100% of the ownership interests of Sterling Capital from Truist Financial Corporation (the “Acquisition”). The closing of the Acquisition (the “Closing”) occurred on July 2, 2024.

Effective upon the Closing of the Acquisition, Sterling Capital is a wholly-owned subsidiary of Guardian Capital and an indirect, wholly-owned subsidiary of Guardian. Guardian has indicated that it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Trust, on behalf of the Fund (the “Prior Agreement”), the Acquisition resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved an interim advisory agreement and new investment advisory agreement containing substantially similar terms as the Prior Agreement, including identical advisory fees, on behalf of the Fund (the “New Agreement”), at a special meeting held on March 14, 2024. At a special shareholder meeting held on June 24, 2024, shareholders of the Fund approved the New Agreement. Accordingly, the New Agreement took effect with respect to the Fund as of the Closing.

Accordingly, the first paragraph under the “Investment Adviser” heading under the section “Management” on page 12 of the prospectus is deleted in its entirety and replaced with the following:

Sterling Capital Management LLC, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209 is the investment adviser for the Fund (the “Adviser”). The Adviser is a North Carolina limited liability company and an independently managed indirect subsidiary of Guardian Capital Group Limited (“Guardian”). Guardian is a global investment management company servicing institutional, retail and private clients through its subsidiaries. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages accounts for individuals and institutions as well as the Fund. As of May 31, 2023, the Adviser had approximately $64.6 billion in assets under management.

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SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

You should read this Supplement in conjunction with the Fund's Prospectus, Summary Prospectus and SAI dated September 28, 2023, as supplemented, which provide information that you should know about the Fund before investing. The Fund's Prospectus, SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.sterlingcapital.com/etf/ or by calling 1-888-228-1872 (toll-free).